Long-term Debt and Credit Arrangements [Text Block]	12 Months Ended
Aug. 31, 2014
Debt Disclosure [Abstract]
Long-term Debt and Credit Arrangements [Text Block]

NOTE 5 —  LONG-TERM DEBT AND CREDIT ARRANGEMENTS

The following table summarizes short-term and long-term debt obligations outstanding:

	As of August 31,
	2014	2013
	(In thousands)
Notes payable and other, due within one year	$18,429	$5,042
Current portion of long-term debt	13,319	3,331

Short-term debt	$31,748	$8,373

Revolving credit loan, LIBOR plus applicable spread, due January 2016	$—	$150,000
Revolving credit loan, LIBOR plus applicable spread, due September 2018	105,400	—
Term loan, due September 2018	180,625	—
Euro notes, 4.485%, due March 2016	53,106	56,626
Capital leases and other long-term debt	415	809

Long-term debt	$339,546	$207,435

In the first quarter of fiscal 2014, the Company and certain of its wholly-owned subsidiaries entered into an amended and restated Credit Agreement, dated September 24, 2013, and containing a maturity date of September 24, 2018, with JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as global agent, the lenders named in the Credit Agreement and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and PNC Capital Markets LLC as lead arrangers (“the Credit Agreement”). The Credit Agreement provides for:

•	a multicurrency revolving credit facility in the aggregate principal amount of up to $300 million (the “Revolving Facility”);

•	a $200 million term loan facility (the “Term Loan Facility”) with quarterly payments due until maturity; and

•	an expansion feature allowing the Company to incur, subject to certain terms and conditions, up to an additional $250 million of revolving loans and/or term loans (“the Incremental Facility” and, together with the Revolving Facility and the Term Loan Facility, the “Credit Facility”).

The Credit Facility is jointly and severally guaranteed by certain material domestic subsidiaries. The Credit Agreement contains certain covenants that, among other things, restrict the Company’s ability to incur indebtedness and grant liens other than certain types of permitted indebtedness and permitted liens. The Company is also required to maintain a minimum interest coverage ratio and cannot exceed a maximum net debt leverage ratio. The Company was in compliance with these covenants and does not believe a subsequent covenant violation is reasonably possible as of August 31, 2014.

Interest rates under the Credit Agreement are based on LIBOR or EURIBOR (depending on the borrowing currency) plus a spread determined by the Company’s total leverage ratio. The Company is also required to pay a facility fee on the commitments, whether used or unused. The Revolving Facility provides for a portion of the funds to be made available as a short-term swing-line loan. The swing-line loan interest rate varies based on a mutually agreed upon rate between the bank and the Company. As of August 31, 2014, the amount available under the Credit Facility was reduced by outstanding letters of credit of $0.7 million and borrowings of $296.0 million. Outstanding letters of credit and borrowings under the previous credit agreement as of August 31, 2013 were $1.0 million and $150.0 million, respectively.

On February 14, 2014, the Company obtained a $15.0 million uncommitted line of credit from a regional financial institution, available until September 24, 2018. The interest rate is based upon the 30-day LIBOR index that is 10 basis points below the applicable spread on the Revolving Facility, noted above. The Company has $15.0 million of outstanding borrowings under this line of credit as of August 31, 2014 which are included in short-term debt on the Company’s consolidated balance sheet.

On March 1, 2006, the Company issued €50.3 million of senior guaranteed notes in Germany in the private placement market maturing on March 1, 2016, with a fixed interest rate of 4.485% (the “Euro Notes”). The Euro Notes require annual principal payments of €2.5 million beginning in fiscal 2012. As of August 31, 2014, the amount of Euro Notes outstanding approximated €42.8 million, or $56.4 million. Repayment of the Euro Notes prior to maturity would cost approximately $7.1 million in early termination fees as of August 31, 2014.

The Euro Notes are guaranteed by certain material domestic subsidiaries and contain covenants similar to those in the Credit Agreement discussed above. The Company was in compliance with its covenants relating to the Euro Notes and does not believe a subsequent covenant violation is reasonably possible as of August 31, 2014.

The Company’s interest bearing short-term debt of $31.7 million as of August 31, 2014 had a weighted-average interest rate of approximately 3.1%. Interest bearing short-term debt as of August 31, 2013 was $8.4 million with a weighted-average interest rate of approximately 10.1%.

The table below summarizes the Company’s available funds:

	As of August 31,
	2014	2013
	(In thousands)
Existing capacity:
Revolving Facility	$300,000	$300,000
Term Loan Facility	190,625	—
Domestic short-term lines of credit	15,000	—
Foreign short-term lines of credit	53,520	56,178

Total capacity from credit lines and notes	$559,145	$356,178

Availability:
Revolving Facility	$193,909	$149,024
Foreign short-term lines of credit	49,250	49,302

Total available funds from credit lines and notes	$243,159	$198,326

Total available funds from credit lines and notes represents the total capacity from credit lines and notes less outstanding borrowings of $315.3 million and $156.9 million as of August 31, 2014 and 2013, respectively, and issued letters of credit of $0.7 million and $1.0 million as of August 31, 2014 and 2013, respectively.

Aggregate maturities of debt, including capital lease obligations, subsequent to August 31, 2014 are as follows (in thousands):

Fiscal 2015	$31,748
2016	63,275
2017	12,606
2018	15,091
2019	248,574